Exhibit 10.33

                         STOCK PURCHASE RIGHT AGREEMENT

THIS STOCK PURCHASE RIGHT AGREEMENT (this "Agreement"), to be effective on April 7, 1997, is made and entered by and between GROUP TECHNOLOGIES CORPORATION, a Florida corporation (the "Company"), and THOMAS W. LOVELOCK (the "Employee").

                                   WITNESSETH

     WHEREAS, on April 4, 1997, the Board of Directors of the Company authorized and directed the Company to:

   (i) grant the Employee a one-time right and option to purchase up to 100,000 shares of the Company's common stock, $0.01 par value per share (the "Common Stock"), directly from the Company at the fair market value of the Common Stock on the date of exercise (the Stock Purchase Right), and

   (ii) grant the Employee a companion right and option to receive a certain number of shares of Common Stock directly from the Company, at no cost to the Employee, which right shall automatically be exercised by him if and when he exercises the Stock Purchase Right (the "Bonus Share Right"). However, any shares to be issued to the Employee upon exercise of the Bonus Share Right are to be subject to a vesting requirement that the Employee must remain employed by the Company for three (3) years after the date of exercise. The number of shares to be issued to the Employee upon exercise of the Bonus Share Right shall be that number of shares which, when added to the number of shares he purchased by exercising the Stock Purchase Right, shall cause the effective purchase price of these shares to reflect a 30% discount from their fair market value on the date of exercise.

     NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

     1. Grant of Stock Purchase Right. Subject to the other terms of this Agreement, the Company hereby grants to the Employee the right and option to purchase up to ONE HUNDRED THOUSAND (100,000) shares of Common Stock (the "Purchased Shares") directly from the Company at any time between the dates of July 1, 1997 and September 30, 1997 (the "Stock Purchase Right"). The price to be paid by the Employee for the Purchased Shares shall be equal to the fair market value of the shares,as defined in Section 4 hereof, on the date of purchase.

     2. Exercisability. The Employee may only exercise the Stock Purchase Right once during the exercise period, however, he may do so by electing to purchase any number of whole shares of Common Stock, up to 100,000 shares.

     3. Nontransferability. The Stock Purchase Right is not transferable by the Employee under any circumstances. In the event the Employee has not exercised the Stock Purchase Right and he dies or his employment with the Company is terminated for any other reason prior to September 30, 1997, the Stock Purchase Right will expire and become null and void immediately upon the occurrence of such an event.

     4. Method of Exercise and Determination of Fair Market Value. The Employee may exercise the Stock Purchase Right by delivering a written notice to the Company on the fourth Trading Day prior to the desired date of exercise. The written notice shall specify the number of shares to be purchased pursuant to the exercise. The fair market value of the Common Stock used to determine the purchase price to be paid by the Employee for the shares shall be determined by calculating an average of the Quoted Price for the Common Stock on each of the three Trading Days immediately following the date the Company received written notice of the Employee's intent to exercise the Stock Purchase Right. The "Quoted Price" for each day shall be: (i) the last reported sales price or, in the case no such reported sale took place on such day, the average of the closing bid and asked prices for such day, in either case on the principal national securities exchange on which the Common Stock is permitted to trade; or
(ii) if the Common Stock does not trade on any national securities exchange, but is traded in the over-the-counter market, the last reported sales price or, in the case no such reported sale took place on such day, the average of the closing bid and asked prices of the Common Stock on Nasdaq or any comparable system; or (iii) if the Common Stock is not quoted on Nasdaq or a comparable system, the last reported sales price, or in case no such reported sale took place on such day, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. A "Trading Day" shall be a day for which a Quoted Price is available.

     5. Payment for and Delivery of Purchased Shares. Upon exercise of the Stock Purchase Right, the Employee must pay the purchase price of the shares by delivering to the Company a check payable to the Company for the total amount of the purchase price. Such payment must occur on the fourth Trading Day after the Employee gives the Company notice of his intent to exercise. If the Company is required to withhold on account of any federal, state or local tax imposed as a result of such exercise, the Employee shall also remit a check payable to the Company for the amount of such taxes. Promptly after the Company receives full payment of the purchase price and any associated tax withholding amounts, the Company shall, without transfer or issuance tax or other incidental expenses to the Employee, deliver a certificate for the Purchased Shares to the Employee.

     6. Grant of Bonus Share Right. Subject to the other terms of this Agreement, the Company hereby grants to the Employee the right and option to receive a certain number of shares of Common Stock directly from the Company at no cost to the Employee (the "Bonus Shares"). This Bonus Share Right is only exercisable in conjunction with the Stock Purchase Right and it will automatically be exercised if and when the Employee exercises the Stock Purchase Right pursuant to this Agreement. However, the Company's obligation to issue and deliver any of the Bonus Shares to the Employee is entirely subject to the Employee fulfilling a vesting requirement that he remain employed by the Company for three (3) years after the date of exercise. If the Employee's employment with the Company is terminated for any reason whatsoever prior the third anniversary of the exercise date, his right to receive any of the Bonus Shares shall immediately become null and void. The number of Bonus Shares which the Employee shall be eligible to receive upon meeting the vesting requirement shall be determined using the following formula:

Imputed 30% discount on the
     Purchased Shares
----------------------------------  = Number of Bonus Shares
Fair market value of common stock
     on the date of exercise

The number of Bonus Shares calculated by using the above formula shall be rounded off to the nearest whole number of shares.

     7. Tax Withholding on and Delivery of Bonus Shares. The Employee acknowledges and agrees that, upon satisfying the vesting requirement for the Bonus Shares, he shall be deemed to have received taxable compensation from the Company equal to the fair market value of such shares on the date of vesting, unless he has made an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, which would change the measurement date to the date of exercise. Accordingly, the Employee agrees to satisfy any tax withholding amount owed by him on either of these dates by delivering to the Company a check payable to the Company for the total amount of such taxes. Promptly after the Company receives full payment of the tax withholding amounts, the Company shall, without transfer or issuance tax or other incidental expenses to the Employee, deliver a certificate for the Bonus Shares to the Employee.

     8. Representations and Warranties of the Employee. The Employee understands and acknowledges that: (i) any shares which may be issued to the Employee by the Company, upon his exercise of the Stock Purchase Right and upon vesting of the Bonus Shares, are being offered and sold under the exemption from registration provided for in Sections 3(b) and 4(2) of the Securities Act of 1933 (the "Act"), (ii) the Employee will be purchasing the shares of Common Stock without being furnished any offering literature or prospectus, and (iii) the Company's issuance of these shares to the Employee will not be scrutinized by the United States Securities and Exchange Commission or by any administrative agency charged with the administration of securities laws of any state. The Employee hereby also represents and warrants to the Company that:

       (i) The Employee has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Company and of making an informed investment decision.

       (ii) In his capacity as President and Chief Executive Officer of the Company, he has access to and, at his discretion, he has had an opportunity to review the Company's Amended and Restated Articles of Incorporation, as amended, its Amended and Restated Bylaws, all reports filed by the Company as required by Section 13 or 15(d) of the Securities Exchange Act of 1934, and any other documents, books or records which he has deemed to be pertinent to his investment decisions regarding the Stock Purchase Right and the Bonus Share Right.

       (iii) The Employee is able to bear the economic risk of the investment required to exercise the Stock Purchase Right and the Bonus Share Right.

       (iv) The Purchased Shares and any Bonus Shares to be acquired by the Employee are being acquired by him in good faith solely for his own account, for investment purposes only, and are not being purchased for resale, resyndication, distribution, subdivision or fractionalization thereof.

       (v) The Employee understands that no federal or state agency will review the issuance of the Purchased Shares or the Bonus Shares, nor have they passed on or made any recommendation or endorsement of the such shares. Except as provided in Section 10 hereof, neither the Purchased Shares nor the Bonus Shares will be registered under the Securities Act and, therefore, each of the certificates representing the shares will be endorsed with the following legend:

           THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES ARE RESTRICTED SECURITIES WITHIN THE MEANING OF RULE 144
           PROMULGATED UNDER THE ACT.   THESE SECURITIES MAY NOT BE
           SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE APPLICABLE SECURITIES LAWS OR AN EXEMPTION THEREFROM. THE RESTRICTED SECURITIES WILL NOT BE TRANSFERRED ON THE BOOKS OF THE COMPANY OR BY ANY TRANSFER AGENT ACTING ON BEHALF OF THE COMPANY EXCEPT UPON RECEIPT OF AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT THE PROPOSED TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF ALL APPLICABLE SECURITIES LAWS, OR THE RECEIPT OF EVIDENCE, SATISFACTORY TO THE COMPANY, THAT THE PROPOSED TRANSFER IS THE SUBJECT OF AN EFFECTIVE REGISTRATION STATEMENT UNDER ALL APPLICABLE SECURITIES LAWS.

       (vi) The Employee specifically acknowledges that, in his capacity as President and Chief Executive Officer of the Company, he is considered to be an affiliate of the Company for purposes of Rule 144 of the Act and, accordingly, he is subject to the applicable holding period and other restrictions as stated therein.

     9. No Impact From Capital Adjustments. There will be no adjustment to any aspect or feature of the either the Stock Purchase Right or the Bonus Share Right in the event there is a stock split, stock dividend or any other form of capital adjustment involving the Common Stock.

     10. Registration Rights. If, at any time after the Employee purchases the Purchased Shares or receives any Bonus Shares upon vesting of his right thereto, the Company shall decide to register in a registration statement any of its securities, either for its own account or for the account of a security holder or holder who does not have an exclusive or prior registration right, the Company may, in its sole discretion, include the Purchased Shares and the Bonus Shares in such registration(s) (an "Incidental Registration"), upon the Employee's written request to the Company no later than thirty days prior to the Company's proposed filing date for such registration statement. Each such request for Incidental Registration must be for a minimum of 20,000 shares of either the Purchased Shares or the Bonus Shares, or a combination thereof, and shall be subject to reduction or total exclusion if, in the opinion of an underwriter of the Company's shares in such offering, the inclusion of such shares would have an adverse effect on the proposed offering and the Company's registration. In addition, the Employee agrees that he will not offer, sell, contract to sell, announce its intention to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Securities and Exchange Commission a registration statement under the Securities Act relating to the Purchased Shares or the Bonus Shares without the prior written consent of the underwriter, if any, of the securities being registered in Company's registration statement for a period of ninety (90) days after the date of the prospectus included in such registration statement. All expenses incurred in connection with any such Incidental Registration, including without limitation, all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company, and expenses of any special audits incidental to or required by such registration, shall be borne by the Company.

     11. Compliance With Laws and Regulations. This Stock Purchase Right and the Bonus Share Right, along with the obligation of the Company to sell and deliver any shares hereunder, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. Moreover, this Stock Purchase Right and the Bonus Share Right may not be exercised if the exercise, or the receipt of the Purchase Shares or the Bonus Shares would be contrary to applicable law.

     12. No Rights as a Stockholder. Neither the Stock Purchase Right nor the Bonus Share Right confer any rights to the Employee as a stockholder of the Company, except only as to any shares of Common Stock which are actually delivered to the Employee.

     13. No Right to Continued Employment. Neither the receipt of the Stock Purchase Right nor the Bonus Share Right give the Employee any right to continued employment by the Company or any of its subsidiaries for any period, nor shall the granting of these rights or the issuance of shares on exercise thereof give the Company or any of its subsidiaries any right to receive the continued services of the Employee for any period.

     14.  Miscellaneous.

     (a) Notices. Any notice to the Company shall be addressed to it as follows: Group Technologies Corporation, 10901 Malcolm McKinley Drive, Tampa,
Florida   33612, Attention: The Corporate Secretary.  Any notice to the Employee shall be addressed to him as follows: Thomas W. Lovelock, 527 Colonial Drive,
Brooksville, Florida   34601.  Either party shall have the right at any time
hereafter to designate, in writing, some other address.

     (b) Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the transactions contemplated hereby and it supersedes all prior arrangements or understandings with respect thereto. There are no restrictions, agreements, promises, warranties, covenants, or undertakings other than those expressly set forth herein.

     (c) Modifications and Amendments. No change, modification or termination of any terms, provisions, or conditions of this Agreement shall be effective unless made in writing and signed by all parties hereto, their successor and assigns.

     (d) Governing Law. This Agreement shall be governed by the laws of the State of Florida (regardless of the laws that might be applicable under the principles of conflicts of law) as to all matters, including, but not limited to, matters of validity, construction, effect and performance.

     (e) Litigation Venue. This Agreement shall be deemed for all purposes to have been entered into in Hillsborough County, Florida. Any litigation arising directly or indirectly from a dispute hereunder shall be litigated solely in the Circuit Court of the Sate of Florida in Hillsborough County, Florida or in the United States District Court for the Middle District of Florida, Tampa Division. The parties hereto submit to the personal jurisdiction of such courts and agree that such courts shall be the sole situs of venue for the resolution of any such dispute through litigation.

     (f) Attorneys' Fees. In the event of litigation between the parties arising directly or indirectly pursuant to this Agreement, the prevailing party shall be entitled to the reimbursement of all costs (including reasonable attorneys' fees at the trial and appellate court levels) from the non-prevailing party.

     (g) Separability. If any section, subsection or provision, is held invalid, then the remainder of the Agreement, and the application of such section, subsection or provision to persons or circumstances other than those with respect to which it is held invalid, shall not be affected thereby.

     (h) Headings and Captions. The titles or captions of sections and subsections contained in this Agreement are provided for convenience of reference only, and shall not be considered a part hereof for purposes of interpreting or applying this Agreement, and, therefore, such titles or captions do not define, limit, extend, explain or describe the scope or extent of this Agreement or any of its terms, provisions, representations, warranties, conditions, etc., in any manner or way whatsoever.

     (i) Waiver. To the extent permitted by applicable law, each party may, by written instrument, extend the time for performance of any of the obligations or other acts of any other party hereto, and (1) waive such other party's performance of any of the obligations set out in this Agreement, and (2) waive any condition to its obligations under this Agreement.

IN WITNESS WHEREOF, this Agreement is being entered into in duplicate as of the 16th day of April, 1997.

                                        GROUP TECHNOLOGIES CORPORATION


                                        By: /s/ Jeffrey T. Gill
                                        Jeffrey T. Gill
                                        Title: Chairman of the Board
Attest:
/s/ Michael L. Schuman
Secretary
                                        EMPLOYEE
                                        /s/ Thomas W. Lovelock
                                        Thomas W. Lovelock

(Seal)